UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 17, 2004

ZENITH NATIONAL INSURANCE CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-9627	95-2702776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21255 Califa Street, Woodland Hills, CA	91367-5021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 713-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On November 17, 2004, Jack D. Miller, Executive Vice President of the Registrant and President of Registrant’s principal subsidiary, Zenith Insurance Company (“Zenith”), Robert E. Meyer, Senior Vice President of the Registrant and Senior Vice President and Chief Actuary of Zenith, and William J. Owen, Senior Vice President and Chief Financial Officer of the Registrant and Zenith, made a presentation at the Lehman Brothers 2004 Small Cap Conference in Scottsdale, Arizona.  The slides used in connection with the presentation are attached hereto as Exhibit 99.1.  A replay of an audio web cast of the presentation, as well as the slides, will be available for approximately ninety days on the Registrant’s website, www.thezenith.com.

Item 9.01.  Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits

The following exhibits are filed as part of this report:

Number	Exhibit
99.1	Slide Presentation presented by Registrant at the Lehman Brothers 2004 Small Cap Conference in Scottsdale, Arizona on November 17, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.

Dated:	November 17, 2004	By:	/s/ William J. Owen
			Name:	William J. Owen
			Title:	Senior Vice President and Chief Financial Officer

Index to Exhibits

Number	Exhibit
99.1	Slide Presentation presented by Registrant at the Lehman Brothers 2004 Small Cap Conference in Scottsdale, Arizona on November 17, 2004.